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Exhibit 10.3

FIRST AMENDMENT TO
GUARANTEE AND COLLATERAL AGREEMENT

        THIS FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (this "First Amendment") is made and entered into as of the 25th day of October 2004 (the "Effective Date"), by Universal Compression, Inc. and Universal Compression Holdings, Inc. (together with any other entity that may become a party to the hereinafter defined Guarantee as provided therein, but excluding Universal Compression Holdings, Inc., the "Grantors"), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, formerly FIRST UNION NATIONAL BANK, as Administrative Agent (in such capacity, the "Secured Party") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Credit Agreement referred to below, the Issuing Bank (as defined in the Credit Agreement) and, in the case of any Hedging Agreement referred to in the Guarantee, any Lender Affiliate (as defined in the Credit Agreement).

R E C I T A L S:

        A.    On even date herewith, Universal Compression, Inc., a Texas corporation (the "US Borrower"), Universal Compression (Ontario) Ltd., a British Virgin Islands entity (the "Canadian Borrower"), Secured Party, Congress Financial Corporation (Canada), the Canadian Administrative Agent and the Lenders party thereto are executing an Amended and Restated Senior Secured Revolving Credit Agreement (such agreement, as may from time to time be amended, supplemented or restated, being hereinafter called the "Credit Agreement") pursuant to which, upon the terms and conditions stated therein, the Lenders agree to make loans to and extend credit on behalf of the Company and the Canadian Borrower, up to the aggregate maximum principal amount of $125,000,000, which Credit Agreement amends and restates that certain Senior Secured Revolving Credit Agreement dated as of February 9, 2001 among the US Borrower, the Lenders from time to time party thereto and the Secured Party as Administrative Agent for the Lenders.

        B.    On February 9, 2001, Universal Compression Holdings, Inc. and Universal Compression, Inc. executed that certain Guarantee and Collateral Agreement in favor of Wachovia Bank, National Association (formerly First Union National Bank) (as amended, modified or restated, the "Guarantee") as a condition precedent to the obligation of the Lenders (as defined in the Guarantee) to make certain revolving credit loans to and extensions of credit on behalf of Universal Compression, Inc. under the Credit Agreement.

        C.    The Grantors and the Secured Party mutually desire to amend certain aspects of the Guarantee to correct a typographical error.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Grantor and the Secured Party hereby agree that the Guarantee shall be amended as follows:

        1.    Certain Definitions.

          (a)    Terms Defined Above.    As used in this First Amendment, the terms "Effective Date", "First Amendment", "Grantors", "Guarantee", "Lenders" and "Secured Party" shall have the meanings indicated above.

          (b)    Terms Defined in Guarantee.    Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Guarantee shall have the same meanings herein as therein unless the context hereof otherwise requires.

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        2.    Amendment to Guarantee.

          (a)   The following term is hereby added to Section 1.1(b):

            "Credit Agreement": that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of October 25, 2004, among Universal Compression, Inc., a Texas corporation, as US Borrower, Universal Compression (Ontario) Ltd., a British Virgin Islands entity, as Canadian Borrower, Wachovia Bank, National Association, as US Administrative Agent, Congress Financial Corporation (Canada), as Canadian Administrative Agent, and the Lenders from time to time party thereto (as such agreement may from time to time be amended, supplemented or restated)."

          (b)   Section 4.4 is hereby deleted in its entirety and the following is substituted in place thereof:

            "4.4    Jurisdiction of Organization.    On the date hereof, such Grantors' jurisdiction of organization is specified on Schedule 4."

          (c)   Section 5.5 is hereby deleted in its entirety and the following is substituted in place thereof:

            "5.5    Changes in Names, etc.    Such Grantor will not, except upon 30 days' prior written notice to the Secured Party and delivery to the Secured Party of all additional financing statements and other documents reasonably requested by the Secured Party to maintain the validity, perfection and priority of the security interests provided for herein, change its name, identity or corporate structure to such an extent that any financing statement filed by the Secured Party in connection with this Agreement would become misleading."

          (d)   Section 4.5 is hereby deleted in its entirety and the following is substituted in place thereof:

            "4.5    Intentionally Omitted."

          (e)   Section 9.15 of the Guarantee is hereby deleted in its entirety and the following is substituted in place thereof:

            "9.15    Intentionally Omitted."

          (f)    Annex 1 and Schedule 5 to the Guarantee are hereby deleted in their entirety.

          (g)   Schedules 2, 3, and 4 to the Guarantee are hereby deleted in their entirety and Schedules 2, 3 and 4 attached hereto are substituted in place thereof.

          (h)   All references in the Guarantee to Articles VIII, IX, X, XI and XII of the Credit Agreement, and any sections or subsections thereof, shall hereafter refer to Articles IX, X, XI, XII and XIII of the Credit Agreement, respectively, and any corresponding sections or subsections thereof.

        3.    Conditions Precedent.    In addition to all other applicable conditions precedent contained in the Guarantee, the obligation of the Secured Party to enter into this First Amendment shall be conditioned upon the following conditions precedent:

          (a)   The Secured Party shall have received a copy of this First Amendment, duly completed and executed by the Grantors; and

          (b)   The Secured Party shall have received such other information, documents or instruments as it or its counsel may reasonably request.

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        4.    Default.    Any default under this First Amendment shall constitute a default under the Guarantee.

        5.    Representations and Warranties.    The Grantors represent and warrant to the Secured Party that:

          (a)   the Grantors and the Guarantors have performed and complied with all covenants, agreements and conditions contained in the Guarantee, as hereby amended, required to be performed or complied with by it; and

          (b)   the representations and warranties of the Grantors contained in the Guarantee, as amended, were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Second Amendment.

        6.    Extent of Amendments.    Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Guarantee are herein ratified and confirmed and shall remain in full force and effect.

        7.    Counterparts.    This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and same instrument.

        8.    References.    On and after the Effective Date hereof, the terms "Guarantee", "hereof", "herein", "hereunder", and terms of like import when used in the Guarantee shall, except where the context otherwise requires, refer to the Guarantee, as amended by this First Amendment.

        THIS FIRST AMENDMENT, THE GUARANTEE, AS AMENDED HEREBY, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        [Signatures on following page]

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        This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.

        EXECUTED as of the date first above written.

US BORROWER:	UNIVERSAL COMPRESSION, INC.
	By:	/s/ J. MICHAEL ANDERSON J. Michael Anderson, Senior Vice President and Chief Financial Officer
GUARANTORS:	UNIVERSAL COMPRESSION HOLDINGS, INC.
	By:	/s/ J. MICHAEL ANDERSON J. Michael Anderson, Senior Vice President and Chief Financial Officer

        This First Amendment is acknowledged and consented to by the undersigned on behalf of the Lenders on this 25th day of October 2004.

WACHOVIA BANK NATIONAL ASSOCIATION, Individually and as US Administrative Agent
By:	/s/ PHILIP TRINDER
Name:	Philip Trinder
Title:	Vice President

Schedule 2

PLEDGED STOCK

DEBTOR	TYPE OF INTEREST	NUMBER OF SHARES AND CERTIFICATE NUMBERS	ISSUER
Universal Compression, Inc.	Stock	100, Certificate No. 1	Universal Compression International, Inc.
Universal Compression, Inc.	Stock	1,500, Certificate No. 2	Compressor Systems International, Inc.

Schedule 3

FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

State	Office
Texas	Secretary of State
Delaware	Secretary of State

Actions with respect to Pledged Securities

Deliver stock certificates and stock powers to Secured Party

Other Actions

None

Schedule 4

JURISDICTION OF ORGANIZATION

Grantor	Jurisdiction
Universal Compression, Inc.	Texas
Universal Compression Holdings, Inc.	Delaware

CHIEF EXECUTIVE OFFICE WHERE RECORDS ARE KEPT

Street Address	City, State
4444 Brittmoore	Houston, Texas 77041

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FIRST AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
Schedule 2
Schedule 3
Schedule 4